Employee Benefit Plans - Compensation Expense to be Recognized (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
2016	$ 139
2017	52
2018	9
2019	3
Total	$ 203